FIRST AMENDMENT TO
                            REINSTATEMENT AGREEMENT


         THIS AGREEMENT, is made as of November 30, 1998, by and between BENEVA SHOPS ASSOCIATES, LTD., a Florida limited partnership ("Seller") and RRC ACQUISITIONS TWO, INC., a Florida corporation ("Buyer").


                           W I T N E S S E T H:


         Seller and Buyer and RRC ACQUISITIONS, INC. heretofore entered into a Reinstatement Agreement dated as of October 28, 1998 (the "Agreement"), concerning the sale by Seller and acquisition by Buyer, as Assignee of RRC ACQUISITIONS, INC., of certain real and personal property described therein, located in Sarasota, Florida. Seller and Buyer desire to amend the Agreement as provided herein.

         NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other valuable consideration, including the covenants herein contained, Seller and Buyer acknowledge and agree as follows:

    1. Section 1.19 of Exhibit "A" of the Agreement is amended to read as follows:

         1.19 Inspection Period means the period of time which expires at 11:59 PM, eastern standard time, on Tuesday, December 8, 1998.

    2. As modified hereby, the Agreement continues in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Witnesses:                                      RRC ACQUISITIONS TWO, INC.,
                                                 a Florida corporation

Name:
                                                  By:
                                                  Its:

Name:                                              Date:

                                             Tax Identification No. 59-3210155

                                                              "BUYER"


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                                        BENEVA SHOPS ASSOCIATES, LTD.,
                                        a Florida limited partnership

                                        By Its General Partner:

                                        Sarasota Beneva Company, Ltd.,
                                        a Florida limited partnership

                                        By Its General Partners:

                                        RAB Holdings, Inc., a Florida
Name:                                   corporation

                                        By:
Name:                                   Richard A. Beard, III
As to RAB Holdings, Inc.                President

                                        WRC Holdings, Inc., a Texas
Name:                                   corporation

                                        By:
Name:                                   William R. Cooper
As to WRC Holdings, Inc.                President

                                        Tax Identification No: 75-2018292

                                        Date:




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